Exhibit 10.18

AMENDMENT NO. 1 TO

MASTER SERVICES AND LICENSE AGREEMENT

This Amendment No. 1 (“Amendment”), effective as of April 30, 2010 (the “Amendment Effective Date”), is being entered into by and between MDNH, Inc., a Delaware corporation (“Marchex Local”), with a principal place of business at 4425 Spring Mountain Road, Suite 210, Las Vegas, NV 89102 and YellowPages.com LLC, a Delaware limited liability company d/b/a AT&T Interactive (“YPC” or “ATTi”), with a principal place of business at 611 N. Brand Boulevard, 5th Floor, Glendale, CA 91203, to amend the Master Services and License Agreement entered between YPC and Marchex Local effective as of October 1, 2007 (as amended by all amendments, Change Rule Sheets, and Project Addenda thereto, and including all attachments, collectively the “Agreement”). YPC and Marchex Local may hereinafter be referred to individually as “Party” and collectively as “Parties.” Capitalized terms used herein but not defined shall have the respective meanings ascribed to them in the Agreement.

W I T N E S S E T H:

WHEREAS, Marchex Local provides certain Advertising Services to YPC and the YPC Parties pursuant to the terms of the Agreement and certain Project Addenda thereunder; and

WHEREAS, the Parties wish to amend the Agreement with respect to, among other things, pricing terms and certain terms and conditions applicable the following Advertising Services currently being offered by YPC (collectively, the “Covered Services”):

(i) under the service mark YPClicks (or any successor service mark adopted by ATTi for such product), a guaranteed clicks-based marketing product primarily driven by search engine marketing *** (“YPClicks” or “Clicks Packages”) and

(ii) under the service mark YPConnect (or any successor service mark adopted by ATTi for such product), a budget-based marketing product primarily driven by search engine marketing *** (“YPConnect” or “Budget Packages”);

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, YPC and Marchex Local agree as follows:

1.	Amended Pricing Terms.

a.	Effective as of the Pricing Effective Date (as defined below in Section 5), Exhibit B to the Agreement shall be and hereby is amended and restated in its entirety in the form of the Exhibit B attached to this Amendment, and shall be effective only with respect to those periods during the Term as of and following the Pricing Effective Date. By way of example, in the event the Pricing Effective Date is on the 16th day of a calendar month, all Fees in effect under the Agreement prior to the Pricing Effective Date shall apply to Services provided by Marchex Local hereunder during days 1 through 15 of such calendar month.

[***] Certain information in this agreement has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been granted with respect to the omitted portions.

b.	Amended Timeframe for Clicks Packages. Effective as of the Amendment Effective Date, the first sentence in the Section titled “Other” at the end of Exhibit A to the Agreement is deleted in its entirety and replaced with the following:

“With respect to Clicks Packages, Marchex Local will submit Advertisements to the designated Search Engines within *** of submission by a YPC Party of the Advertisements or the respective Advertiser accounts, as applicable, into the Platform, provided the Advertisements and Advertiser accounts were submitted to Marchex Local in accordance with the relevant Specifications. For the purposes of tracking such periods of submission, the Parties will review the acceptance date by the Platform (of complete information relating to Advertiser account) and the date on which Marchex Local designates an Advertiser account as complete within the Platform (i.e., submitted in accordance with the Specifications). *** In the event that, prior to Marchex Local’s submission of an Advertisement to the Search Engines, a YPC Party changes an Advertisement or an Advertiser account submitted to Marchex Local for any reason, the *** window will start when Marchex Local receives the modified Advertisement or Advertiser account and Marchex Local will submit Advertisements for such account to the designated Search Engines within *** of receiving such change. Marchex Local shall send ATTi a report on a calendar monthly basis within *** setting forth a list of all accounts for which Marchex Local failed, during such calendar month, to submit Advertisements within the target deadlines and timeframes specified in this paragraph. Each report shall include, for each such account: (a) the date Marchex Local received the Advertisement from a YPC Party; (b) the date on which Marchex Local designated the Advertiser account as complete within the Platform (i.e., submitted in accordance with the Specifications); (c) the date Marchex Local sent the Advertisement to the Search Engines; (d) the number of calendar days between the date Marchex Local received the Advertisement from a YPC Party (or the date Marchex Local designated the Advertiser account as complete within the Platform (i.e., submitted in accordance with the Specifications), if applicable), and the date Marchex Local sent the Advertisement to the Search Engines; (e) the ATTi customer name; (f) the ATTi customer ID; (g) the ATTi customer product ID; and (h) the Advertising Package type. Marchex Local may note such other impacting factors such as YPC requests and modifications to the affected Advertisers. Each report shall be sent via email to ***. ***

2.	Section 12.1 - Term Extensions and Termination Provision. As of the Amendment Effective Date, the first sentence of Section 12.1 (Term) of the Agreement is hereby deleted and replaced with the following sentence:

“The term of this Agreement shall commence on the Effective Date and, unless earlier terminated as provided below, shall continue through June 30, 2015 (“Initial Term”).”

3.	Addition of Sections 3.8, 3.9, and 3.10. As of the Amendment Effective Date, the following language shall be and hereby is added to the Agreement as Sections 3.8, 3.9, and 3.10 following Section 3.7 of the Agreement:

“3.8 Exclusive Provider Rights of Marchex Local. Notwithstanding any conflicting terms of the Agreement and/or any Project Addenda, as of the Transition Start Date, Marchex Local shall be the exclusive provider to YPC and the YPC Parties of all Covered Services during the Exclusivity Term (as defined below), subject to the terms of this Section 3.8 (the “Exclusivity Right”). Thus, during the Exclusivity Term, YPC shall not use any other third party provider or vendor to provision the Covered Services directly or indirectly for its respective Advertisers during the Exclusivity Term; ***. The “Exclusivity Term” means the period during the Term commencing as of the Transition Start Date and continuing through June 30, 2014.

[***] Certain information in this agreement has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been granted with respect to the omitted portions.

The following qualifications shall apply to the foregoing Exclusivity Right:

a.	Transition of Existing Accounts to Marchex Local. With respect to the transition to Marchex Local and its Platform of Advertisers currently serviced by another third party vendor, subject to the conditions set forth in this Section, the Parties agree that each new *** and renewal Clicks Packages account and each new *** and renewal Budget Packages account that subscribes to Covered Services between the Transition Start Date (as defined below) and *** (the “Transition Period”) will promptly be sent to Marchex Local, ***. The *** shall be moved to Marchex Local and the Platform as soon as such Advertiser Terms allow for a renewal to occur, but in no event later than *** from the Transition Start Date. *** “Transition Start Date” means the date that Marchex Local completes in all material respects all “Initial Transition Development Items” set forth in Exhibit E or such other date mutually agreed in writing by the Parties (the “Initial Development Completion Date”); provided, however, that if YPC, in its sole discretion and upon advance written notice to Marchex Local (email sufficing), begins to transition all new and renewal Advertiser accounts to the Marchex Local system, as described in this paragraph, prior to the Initial Development Completion Date, then the Transition Start Date shall be the date YPC begins such transition.

b.	***. Notwithstanding anything to the contrary in this Section 3.8 pertaining to the Exclusivity Right, YPC may ***.

c.	New Products. The Exclusivity Right shall apply to any new products or services offered by YPC that are substantially similar to the Covered Services, but the Exclusivity Right shall not apply to any existing or new products or services offered by YPC that are materially different from the Covered Services, whether developed, marketed, managed, supported, or operated by a YPC Party or a third party vendor (collectively, “New Products”).

d.	YPC Acquisition of Company that Provides Covered Services. In the event that (i) YPC, (ii) any YPC Party or (iii) any entity that is directly or indirectly wholly-owned by AT&T, Inc. (collectively “YPC Entities” and each, a “YPC Entity”) completes an acquisition of a company that offers any products or services within the scope of the Covered Services on a retail basis to advertisers (“New Company”) by merger, purchase of stock or assets, or otherwise, after receiving of applicable regulatory approval, if required, that results in one-hundred percent (100%) ownership interest of the New Company by YPC or YPC Entity (an “Acquisition”), ***

e.	Additional Termination Rights. In the event that Marchex Local ceases to be the exclusive provider of the Covered Services ***.

f.	Wind-Down in Event of Expiration or Termination. In addition to any transition provisions set forth in the Agreement or applicable Project Addendum, the Parties agree that with respect to the Covered Services, upon any expiration or termination of this Agreement, ***.

3.9 Right of Presentation for New Products for Online Advertising Services. YPC hereby agrees to offer to Marchex Local the opportunity to present and participate in any requests for proposals in the area of online and leads-based advertising for New Products to be offered by YPC. This opportunity shall apply to, without limitation, web site offerings, SEO (search engine optimization) offerings, reputation management offerings, leads-based offerings, call-based offerings and similar services.

[***] Certain information in this agreement has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been granted with respect to the omitted portions.

3.10 Training. The Parties will mutually work together to come to agreement on a commercially reasonable plan for Marchex Local to provide training on Covered Services to the respective channel sales forces to support continued growth of the Covered Services, with mutually agreed upon compensation to Marchex Local. Any such agreement must be set forth in a writing (with respect to ordinary course or one-off training matters, email request from YPC accepted by Marchex Local sufficing) and agreed to by both Parties. If the Parties do not reach agreement on this point, it shall have no effect on the rest of this Agreement.

4.	Addition of Exhibit E and Section 6.2(c). As of the Amendment Effective Date, Exhibit E hereto is attached as Exhibit E to the Agreement. In addition, as of the Amendment Effective Date, the following language shall be and hereby is added to the Agreement as Section 6.2(c):

“(c) Additional Product Development Items. Marchex Local will perform the additional product development obligations set forth in Exhibit E hereto in accordance with the deadlines set forth therein, provided that in the event such deadlines are not met, the remedies set forth in Exhibit E shall constitute YPC’s sole and exclusive remedies therefor.”

5.	Initial Development Deadline. Marchex Local agrees to complete in all material respects all “Initial Transition Development Items” set forth in Exhibit E by May 1, 2010 or such other date mutually agreed in writing (email sufficient) by the Parties. Marchex Local shall provide YPC written notice (email sufficing) when Marchex Local has delivered all such “Initial Transition Development Items” (“Marchex Delivery Notice”). The Initial Development Completion Date will be deemed to be the date YPC receives the Marchex Delivery Notice unless, ***, YPC notifies (email sufficing) Marchex Local of any defect or deficiency in the Initial Transition Development Items, and in fact there exists such defect or deficiency constituting a failure of Marchex Local to complete the Initial Transition Development Items in all material respects. For the purposes of this Amendment, the “Pricing Effective Date” shall be determined as follows: (a) if the Initial Development Completion Date has not occurred by the end of May 1, 2010, then the Pricing Effective Date shall be May 1, 2010; and (b) if the Initial Development Completion Date has occurred by the end of May 1, 2010, then the Pricing Effective Date shall be the same as the Transition Start Date.

6.	Counterparts. This Amendment may be executed in any number of counterparts, each of which will be deemed an original and all of which together will constitute one and the same instrument. A signature received via facsimile or email shall be as legally binding for all purposes as an original signature.

7.	Other Terms of the Agreement. Except as expressly set forth in this Amendment, the Agreement shall otherwise remain unchanged and in full force and effect.

[***] Certain information in this agreement has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been granted with respect to the omitted portions.

IN WITNESS WHEREOF, YPC and Marchex Local have caused this Agreement to be executed by their duly authorized agents as of the Amendment Effective Date.

YELLOWPAGES.COM LLC		MDNH, INC.
d/b/a AT&T INTERACTIVE

By:	/s/ David Krantz	By:	/s/ Brendhan Hight
Name:	David Krantz	Name:	Brendhan Hight
Title:	President and CEO	Title:	President

[***] Certain information in this agreement has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been granted with respect to the omitted portions.

EXHIBIT B

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[***] Certain information in this agreement has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been granted with respect to the omitted portions.

EXHIBIT E

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[***] Certain information in this agreement has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been granted with respect to the omitted portions.

PROJECT ADDENDUM NO. 1

This Project Addendum No. 1 (“Project Addendum”) is effective as of January 1, 2009 (the “Addendum Effective Date”) and is made and entered into by and between MDNH, Inc. a Delaware corporation with its principal place of business at 4425 Spring Mountain Road, Suite 210, Las Vegas NV 89102, (“Marchex Local”) and YellowPages.com LLC, a Delaware limited liability company, with its principal place of business at 611 N. Brand Boulevard, 5th Floor, Glendale, CA 91203 (“YPC”), to amend the Master Services and License Agreement entered between Marchex Local and YPC effective October 1, 2007 (the “Agreement”).

This Addendum is subject to and is governed by the terms of the Agreement; provided, however, that the provisions of this Project Addendum shall govern, control, and supersede any contrary or conflicting term or provision in the Agreement. Any capitalized terms used herein but not defined shall have the meaning ascribed to them in the Agreement.

WHEREAS, YPC desires to obtain from Marchex Local certain Services relating to YPC’s budget-based search engine and online marketing Advertising Packages currently branded as YPConnectTM (“Budget Packages”): and

WHEREAS, Marchex Local desires to provide such Services in connection with the Budget Packages, subject to this Project Addendum and the Agreement;

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, in accordance with Section 2 of the Agreement, the Parties agree as follows:

I.	The Project Addendum will be subject to the following additional terms:

a.

Additional Advertising Services. As of the Addendum Effective Date, Marchex Local will provide additional Advertising Services to YPC through the Platform in connection with the Budget Packages sold by YPC to its Advertisers in accordance with the supplemental Business Rules included herein. All accounts for such Budget Packages will be deemed accepted by Marchex Local unless it notifies YPC of its rejection of an account because such account fails to include any required information or does not comply with applicable Site Rules. Marchex Local shall provide written notice to YPC of those Advertisers that have been rejected by Marchex Local and/or any Search Engines, no later than *** after (i) editorial review is completed by Marchex Local; (ii) rejection by a Search Engine; or (iii) any other event giving Marchex Local a reasonable basis to exercise its professional discretion in rejecting any Advertisers for the purposes of delivering any of the additional Advertising Services set forth herein. Furthermore, Marchex Local shall only accept Advertisers for these additional Advertising Services that have been delivered in compliance with this Project Addendum. The Parties shall work together in good faith to address and identify Advertisers that may not be suitable for the Advertising Services or ways in which the Advertiser could resolve any deficiencies, if applicable. YPC will establish Advertiser Terms applicable to the Budget Packages in accordance with Section 3.5 of the Agreement; provided, however, that Marchex Local may propose additional terms of use for the additional Advertising Services hereunder, as may be required from time to time by Marchex Local or its third party vendors, as applicable, and YPC will implement such additional terms as YPC and Marchex Local may mutually agree in writing. For each Budget Package account accepted by Marchex Local, Marchex Local will provide in accordance with the terms of this Project Addendum only: (i) a BPP (as defined below); (ii) a vanity URL (the “Custom URL”) *** (the “Advertiser Name”) and/or Advertiser business category or geography; (iii) a Call Tracking Number (as defined below); and (iv) a proxy

[***] Certain information in this agreement has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been granted with respect to the omitted portions.

URL. Marchex Local reserves the right to delete the Custom URLs following the expiration or termination of this Project Addendum or Advertiser account, as the case may be (“Termination Event”). Notwithstanding the foregoing, upon written request by YPC to be provided no later than *** after a Termination Event, Marchex Local shall take the necessary steps to transfer control and ownership of the Custom URL(s) specified in such request over to YPC, ***. For the avoidance of doubt, as further provided in Section 14.7 of the Agreement, YPC is obtaining all Services from Marchex Local relating to the Budget Packages on a non-exclusive basis, and, with respect to the Budget Packages, YPC is under no obligation to deliver to Marchex Local any number of Advertiser accounts or any level of Advertiser account spend. Accordingly, YPC may at any time obtain budget-based search engine and online marketing advertising packages from a third-party provider in addition to, or in lieu of, the Budget Packages provided by Marchex Local. In addition, during the PA Term, YPC may notify Marchex Local of its intention to provide the following Services relating to the Budget Packages, or obtain such services from a third-party provider, on a piecemeal basis (“Substitute Services”): ***. If the Parties do not reach an agreement with respect to the Substitute Services requested by YPC within ***, then the Parties will continue to exercise their respective rights and perform their respective obligations in accordance with the terms hereof. *** Once an Advertiser has been accepted by Marchex Local after delivery by YPC, YPC shall be obligated for the maintenance fees applicable to each such Advertiser, as set forth herein. “BPP” means, as further provided in Section I.b below, the HTML one-page business profile website provided on behalf of each Advertiser as part of a Budget Package that: (A) contains Advertiser identification and location information and business description (“Advertiser BPP Content”); (B) contains the Advertiser’s Call Tracking Number, additional methods for contacting the Advertiser, and additional information regarding the Advertiser’s goods and services as provided as part of the Advertiser Content (as defined below); and (C) the Parties may use to track Click-throughs and User communications to the Advertiser. “Call Tracking Number” means, as further provided in Section I.c below, the local or toll-free telephone number that: (1) is provided to each Advertiser as part of a Budget Package; (2) Marchex places on the BPP for such Advertiser; and (3) Marchex uses to track User calls to such Advertiser. YPC reserves the right to brand or re-brand the Budget Packages from time to time in its sole discretion, except that such re-brand shall be limited to the change of the brand name designated by YPC (e.g., “YPConnectTM”); however any changes to look and feel, formatting, functionality, and other aspects of Budget Packages appearance and use shall be subject to terms of a separate Work Order or Project Addendum.

b.	BPPs. Unless otherwise specified by YPC, Marchex Local shall generate and supply a BPP for each Advertiser designated by YPC and accepted by Marchex Local under this Project Addendum. *** If requested by YPC in its sole discretion, Marchex Local shall include one or more legal notices on BPPs generated by Marchex Local, to the extent such text may fit within the allocated portion of the BPP (or Marchex Local may provide a link in such designated area to a Web page designated by YPC). Marchex Local will obtain and use the following information (“Advertiser Content”) to create the content of BPPs (to the extent available): ***.

c.

Call Tracking Numbers. Unless otherwise specified by YPC, Marchex Local shall obtain and supply a Call Tracking Number for each Advertiser for which a Call Tracking Number is requested. If YPC obtains Call Tracking Numbers through Marchex Local: ***. For the avoidance of doubt, as between the parties, YPC will not be the subscriber of the relevant Call Tracking Number telecommunications provider or have privity of contract with such provider, and nothing herein shall be construed to suggest that YPC is providing telecommunication services. All Call Tracking Numbers shall otherwise materially conform

[***] Certain information in this agreement has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been granted with respect to the omitted portions.

to the Business Rules. These Call Tracking Numbers are delivered pursuant to confidential third party agreements with carriers, and in certain cases such numbers may be subject to cancellation or changes based on applicable law or regulation or change in carrier status of the third party carrier or vendor, as applicable (“Industry Changes”). Marchex Local will use commercially reasonable efforts to avoid or minimize the impact of Industry Changes; however, except as expressly provided herein, Marchex Local makes no representations, warranties or guarantees of any kind in connection with the Call Tracking Numbers. All call recording or messaging functionality will be disabled in connection with Call Tracking Numbers. ***

d.	Proprietary Rights. YPC hereby grants Marchex Local a limited, world-wide, royalty-free, non-transferable, non-exclusive, revocable license, during the PA Term (as defined below) or Advertiser Term, as applicable, to: (i) use, reproduce, distribute, and display the following, for the sole purpose of performing the Services for YPC hereunder as expressly provided herein: (A) any derivative work created by Marchex Local from Advertiser Content or Advertiser BPP Content displayed on BPPs hereunder ; (B) the Advertiser Name in connection with the publishing the BPPs and registering Custom URLs hereunder; (C) the Advertiser BPP Content; (D) the Advertiser Content in connection with publishing the BPPs; (E) and Call Tracking Numbers supplied by YPC or any third party; and (F) all Advertiser account information; and (ii) take such actions as are necessary for the purposes of tracking and reporting to YPC calls and Click-throughs as required under the Agreement and pursuant to this Project Addendum. Marchex Local shall not use the content licensed hereunder except as required to provide the Services hereunder. As between YPC and Marchex Local, except for the limited licenses granted herein, all right, title, and interest in and to the content licensed hereunder shall belong to YPC. Marchex Local’s use of the content licensed hereunder will not create in Marchex Local any right, title, or interest therein or thereto, and all such use will inure to the exclusive benefit of YPC and its Advertisers.

e.	Implementation and Account Performance. YPC will offer the Budget Packages to Advertisers through YPC’s sales representatives and certified marketing representatives (collectively, “YPC Reps”). Marchex Local will provide *** an estimated range of Click-throughs based on the Advertiser’s business category and location (“Estimated Range”). No guarantees are made with respect to the data or information produced ***, which is offered hereunder for reference and convenience use only. The Parties agree to use commercially reasonable efforts to exceed the low end of the Estimated Range for each Advertiser during every applicable calendar month; however, the Parties agree that delivery or performance within the Estimated Range shall not be guaranteed and Marchex Local will not be liable or otherwise penalized in the event the applicable Estimated Range is not met. *** For each Advertiser Package account, Marchex Local will use commercially reasonable efforts to allocate ad spend in accordance with the target ranges specified in the Target Distribution Mix Percentage Schedule in Exhibit A to the Agreement. Notwithstanding the foregoing, upon request by Marchex Local from time to time, the Parties may, as needed, mutually agree (email sufficing) on reasonable adjustments to the Target Distribution Mix Percentage Schedule to meet the Estimated Ranges hereunder. ***

f.	Platform. ***, all licenses granted to YPC to use the Platform under Section 3.1 of the Agreement will apply to the Budget Packages. If YPC requests and funds customizations or enhancements to the Platform relating to the Budget Packages, then the Parties shall set forth in a separate Work Order the specific customizations and enhancements funded and any terms thereof that shall apply to the use thereof, subject to the requirements of Section 6.2(b) of the Agreement.

[***] Certain information in this agreement has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been granted with respect to the omitted portions.

g.	Accounts. The Parties anticipate that Marchex Local will initially host and maintain Advertiser accounts for the Budget Packages on the Platform as further provided in Section 3.1 and 3.2 of the Agreement. In the event YPC elects to host and manage Advertiser accounts for the Budget Packages itself or use the services of third party to do so and the Parties mutually agree on amended financial and operational terms for this Project Addendum in accordance with the procedure described in Section I.a, then (i) YPC will provide all necessary Advertiser account information for the Budget Packages to Marchex Local by means of an appropriate interface with the Platform that YPC or a third party on YPC’s behalf creates for such purpose at YPC’s expense; (ii) Marchex Local will provide such reasonable assistance with the integration of such interface with the Platform as the Parties mutually agree in a Work Order; and (iii) YPC will remain obligated to pay Marchex Local the *** set forth in Section I.i during the PA Term (as defined below) with respect to any Advertiser account that YPC elects to manage itself or through a third party.

h.	Term. This Project Addendum shall be effective on the Addendum Effective Date and continue in effect until December 31, 2009 (“PA Term”). After the end of the PA Term, upon mutual agreement of the Parties, Marchex Local shall continue to provide all Services for any and all Budget Packages issued by YPC prior to the end of the PA Term until the expiration or termination of the Advertiser Terms related to such Budget Packages, but in no event later than December 31, 2010. The preceding sentence along with other Sections hereof, including portions of Exhibit A, as amended herein, that should reasonably survive termination, shall survive any expiration or termination of this Project Addendum for any reason.

i.	Economics. YPC will be responsible for all Advertiser billing and collection processes related to this Project Addendum in accordance with Section 3.7 of the Agreement. Marchex Local will spend the Budget Package amounts in accordance with the Business Rules and the applicable Search Engine pricing, subject to the provisions of Section 4.2 of the Agreement. During the PA Term, YPC will pay Marchex Local the following fees applicable to Budget Packages:

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•	***

The foregoing states the total fees and charges payable to Marchex Local with respect to the Budget Packages, notwithstanding anything to the contrary in Exhibit B to the Agreement. For the avoidance of doubt, and without limiting the generality of the preceding sentence, YPC shall have no obligation to pay any fees or expenses to Marchex Local for any of the following in connection with the Budget Packages: ***.

j.	Training. If requested by YPC, Marchex Local shall provide *** to YPC *** on-site or web-based sales training session to assist YPC in launching the Budget Packages. Notwithstanding Section 4.5 (a) of the Agreement, if requested by YPC, Marchex Local shall provide *** to YPC *** Platform operation training sessions relating to Budget Packages per calendar year during the PA Term. Marchex Local will provide any additional sales or operation training to YPC upon request for the Fees set forth in Exhibit B to the Agreement or as may be otherwise mutually agreed-upon by the Parties from time to time.

[***] Certain information in this agreement has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been granted with respect to the omitted portions.

k.	Support. YPC will be responsible for all aspects of customer service support. Marchex Local will provide YPC with a dedicated account manager for the Budget Packages and will otherwise provide *** pertaining to the Budget Packages in accordance with Exhibit C to the Agreement. In addition, Marchex Local will assist YPC with a monthly Advertiser email performance report including the look and feel of YPC branding pursuant to Section 4.3 of the Agreement.

l.	Reporting. Marchex Local and YPC will work together in accordance with Section 3.3 of the Agreement to establish mutually-agreeable reporting requirements for Budget Packages.

m.	Representations and Warranties. The respective representations and warranties of the Parties provided in Section 9 of the Agreement are incorporated herein by reference. In addition, YPC represents and warrants that the Advertiser Terms entered into with each Advertiser purchasing the Budget Packages will provide the Advertiser’s license and consent, without royalty, for the use by Marchex Local hereunder of: (i) all Advertiser Content in the publication of the applicable BPPs including, without limitation, the Advertiser BPP Content; (ii) Advertiser marks and logos to be used in connection with the Budget Packages; and (iii) the Advertiser Name in connection with the publishing of the BPPs and registering Custom URLs hereunder.

II.	The following Business Rules shall be added at the end of Exhibit A to the Agreement:

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Other than the specific terms and conditions expressly referenced above, this Project Addendum shall not be construed to modify any term or condition of the Agreement, which will otherwise remain unchanged and in full force and effect.

This Project Addendum No. 1 may be executed in several counterparts, each of which will be deemed to be an original, all of which, when taken together, shall constitute one and the same instrument. A signature received via facsimile or via email shall be as legally binding for all purposes as an original signature.

IN WITNESS WHEREOF, a duly authorized representative of each Party has executed and delivered this Project Addendum as of the Addendum Effective Date.

MDNH, INC.		YELLOWPAGES.COM LLC

By:	/s/ Brendhan Hight	By:	/s/ William M. Cleary
Name:	Brendhan Hight	Name:	William M. Cleary
Title:	President	Title:	SVP-CFO

[***] Certain information in this agreement has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been granted with respect to the omitted portions.

SCHEDULE 1

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[***] Certain information in this agreement has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been granted with respect to the omitted portions.

AMENDMENT NO. 1 TO

PROJECT ADDENDUM NO. 1 TO MASTER SERVICES AND LICENSE AGREEMENT

This Amendment No. 1 to Project Addendum No. 1 (“Amendment”), effective on the date when signed by the last party (the “Amendment Effective Date”), is made and entered into by and between MDNH, Inc., a Delaware corporation with its principal place of business at 4425 Spring Mountain Road, Suite 210, Las Vegas, NV 89102 (“Marchex Local”), and YellowPages.com LLC d/b/a AT&T Interactive, a Delaware limited liability company, with its principal place of business at 611 N. Brand Boulevard, 5th Floor, Glendale, CA 91203 (“ATTi”), to amend and supplement that certain Project Addendum No. 1 (“Project Addendum”) entered into between Marchex Local and ATTi effective as of January 1, 2009 (“Project Addendum”), which amended that certain Master Services and License Agreement entered into between Marchex and ATTi effective October 1, 2007 (“Agreement”).

This Amendment is subject to and is governed by the terms of the Project Addendum and the Agreement; provided, however, that the provisions of this Amendment shall govern, control, and supersede any contrary or conflicting term or provision in the Project Addendum or the Agreement. Any capitalized terms used herein but not defined shall have the meaning ascribed to them in the Project Addendum or the Agreement, as applicable.

WHEREAS, the Parties were unable to foresee the need for certain additional implementations relating to the Budget Packages under the Project Addendum; and

WHEREAS, the Parties now desire to amend the Project Addendum to provide for such additional implementations;

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:

1. Multi-Advertiser Landing Pages. The Parties hereby acknowledge and agree that in connection with Budget Package accounts of multiple affiliated Advertisers, Marchex Local may, upon the prior written approval of ATTi in each case (email sufficing), opt to develop and implement a Multi-Advertiser Landing Page (“MALP”) to be associated with a Custom URL provided in accordance with the Project Addendum. Marchex Local will create a separate MALP account within the Platform and aggregate the budgets of the relevant Budget Package accounts for media spend in accordance with the Business Rules. Each MALP will include contact information for each applicable Advertiser location, including the applicable Call Tracking Numbers, and will include links to either (i) individual BPPs; or (ii) individual proxy URLs developed in accordance with the Project Addendum. Except as expressly set forth in this Amendment, all MALP accounts will be subject to all of the terms and conditions applicable to Budget Package accounts set forth in the Project Addendum.

2. Monthly Maintenance Fees for MALP Accounts. For each MALP account, Marchex Local will ***. If no BPPs are linked to a MALP, ATTi will pay Marchex Local: ***. For the avoidance of doubt: (a) except as expressly provided herein, the foregoing economic terms are in addition to and are not intended to limit or modify the existing economic terms of the Project Addendum including without limitation the terms of the Project Addendum related to ***; (b) this Section 2 states the total *** payable to Marchex Local with respect to ***; and (c) notwithstanding anything to the contrary in Section I.i. of the Project Addendum, ATTi will have no obligation to pay any additional *** for any Advertiser for ***.

[***] Certain information in this agreement has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been granted with respect to the omitted portions.

3. Additional Call Tracking Numbers. At the request of ATTi, Marchex Local shall provide and implement, under the terms of the Project Addendum, more than one Call Tracking Number for particular Advertisers specified by ATTi. In consideration of providing such additional Call Tracking Number(s), and in addition to the *** applicable to the relevant Budget Package account, ATTi will pay Marchex ***. ***

4. Miscellaneous. Other than the specific terms and conditions expressly referenced above, this Amendment shall not be construed to modify any term or condition of the Project Addendum or the Agreement, which will both otherwise remain unchanged and in full force and effect. This Amendment may be executed in several counterparts, each of which will be deemed to be an original, all of which, when taken together, shall constitute one and the same instrument. A signature received via facsimile or via email shall be as legally binding for all purposes as an original signature.

MDNH, INC.		YELLOWPAGES.COM LLC
d/b/a AT&T Interactive

By:	/s/ Brendhan Hight	By:	/s/ William M. Cleary
Name:	Brendhan Hight	Name:	William M. Cleary
Title:	President	Title:	SVP- CFO

Date:	5/1/09	Date:	5/13/09

[***] Certain information in this agreement has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been granted with respect to the omitted portions.

AMENDMENT NO. 2 TO

PROJECT ADDENDUM NO. 1 TO

MASTER SERVICES AND LICENSE AGREEMENT

This Amendment No. 2 to Project Addendum No. 1 ( “Amendment No. 2”), effective April 30, 2010 (the “Amendment No. 2 Effective Date”), is made and entered into by and between MDNH, Inc., a Delaware corporation with its principal place of business at 4425 Spring Mountain Road, Suite 210, Las Vegas, NV 89102 (“Marchex Local”), and YellowPages.com LLC d/b/a AT&T Interactive, a Delaware limited liability company, with its principal place of business at 611 N. Brand Boulevard, 5th Floor, Glendale, CA 91203 (“ATTi” or “YPC”), to amend and supplement: (i) that certain Project Addendum No. 1 entered into between Marchex Local and ATTi effective as of January 1, 2009 (“Project Addendum No. 1”), as amended by Amendment No. 1 to Project Addendum No. 1 entered between Marchex Local and ATTi effective as of May 13, 2009 (“Amendment No. 1” and, together with Project Addendum No.1, the “Project Addendum”); (ii) Amendment No. 1; and (iii) CRS1 (as defined below). The Project Addendum amended that certain Master Services and License Agreement entered into between Marchex Local and ATTi effective October 1, 2007 (as amended by Change Rule Sheet No. 1 (“CRS1”), Change Rule Sheet No. 2 (“CRS2”), and Amendment No. 1 to the Master Services and License Agreement (“Master Amendment No. 1”) entered into between Marchex Local and ATTi, effective July 16, 2009, October 30, 2009, and April 30, 2010, respectively (collectively, the “Agreement”).

This Amendment No. 2 is subject to and is governed by the terms of the Agreement and the Project Addendum; provided, however, that the provisions of this Amendment No. 2 shall govern, control, and supersede any contrary or conflicting term or provision in the Agreement or in the Project Addendum. Any capitalized terms used herein but not defined shall have the meaning ascribed to them in the Agreement or the Project Addendum, as applicable.

WHEREAS, the Parties desire to amend the Project Addendum to: (i) provide for certain additional Advertiser contract options relating to the Budget Packages under the Project Addendum; (ii) revise certain terms relating to Call Tracking Numbers; (iii) modify certain fees and pricing; (iv) modify applicable Business Rules; and (v) modify the PA Term;

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, as of the Amendment No. 2 Effective Date, the Parties agree as follows:

1. Six-Month Budget Packages. Notwithstanding anything to the contrary in Section I.e of Project Addendum No. 1, and subject to the terms and conditions of this Amendment No. 2, ATTi may offer Advertiser Terms relating to the Budget Packages that either provide for a minimum Advertiser campaign term of six (6) months or permit the Advertiser, at its option, to terminate the Budget Package contract after the first six (6) months of the campaign term (“Six-Month Packages”). With respect to each Six-Month Package sold to an Advertiser, ATTi will pay to Marchex Local a one-time fee of *** (“Set-Up Fee”) in addition to the other applicable fees described in the Project Addendum, ***. With respect to all Six-Month Packages hereunder, ATTi will pay Marchex Local the applicable Fees described in Section I.i of Project Addendum No. 1. “Aggregate Six-Month Spend” means the aggregate amount of fees that an Advertiser has paid to ATTi for Budget Packages (including, without limitation Six-Month Packages) during the six (6) month period immediately preceding the effective date of the relevant Six-Month Package. For the avoidance of doubt, for the purposes of the preceding sentence, the “Advertiser” will include all multiple affiliated Advertisers, such as a parent entity (e.g., ***) and all dealers, franchisees, agents, and similar entities purchasing Budget Packages under the branding of the parent entity (e.g., *** agents).

[***] Certain information in this agreement has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been granted with respect to the omitted portions.

2. MALP Accounts for Six-Month Packages. For the avoidance of doubt: (a) Marchex Local may, upon the prior written approval of ATTi (email sufficient), offer MALP accounts in connection with the Six-Month Package accounts of multiple affiliated Advertisers, as further provided in Amendment No. 1; and (b) the Set-Up Fee will apply in such event, subject to the waivers and exceptions set forth in Section 1 of this Amendment No. 2.

3. Supplemental Business Rules. The parties desire to amend and restate the supplemental Business Rules applicable to the Budget Packages (including Six-Month Packages) in their entirety. The parties hereby agree that the supplemental Business Rules set forth in Section II of Project Addendum No. 1 shall be and hereby are deleted in their entirety and replaced with the supplemental Business Rules set forth in Attachment 1 to this Amendment No. 2. The terms of Attachment 1 hereto shall be added at the end of Exhibit A to the Agreement.

4. Enabling Messaging Functionality. Section I.c of Project Addendum No. 1 shall be and hereby is deleted in its entirety and replaced with the following language:

“Call Tracking Numbers. Unless otherwise specified by YPC, Marchex Local shall obtain and supply a Call Tracking Number for each Advertiser for which a Call Tracking Number is requested. If YPC obtains Call Tracking Numbers through Marchex Local; ***. For the avoidance of doubt, as between the parties, YPC will not be the subscriber of the relevant Call Tracking Number telecommunications provider or have privity of contract with such provider, and nothing herein shall be construed to suggest that YPC is providing telecommunication services. All Call Tracking Numbers shall otherwise materially conform to the Business Rules. These Call Tracking Numbers are delivered pursuant to confidential third party agreements with carriers, and in certain cases such numbers may be subject to cancellation or changes based on applicable law or regulation or change in carrier status of the third party carrier or vendor, as applicable (“Industry Changes”). Marchex Local will use commercially reasonable efforts to avoid or minimize the impact of Industry Changes; however, except as expressly provided herein, Marchex Local makes no representations, warranties or guarantees of any kind in connection with the Call Tracking Numbers. The messaging functionality will be enabled in connection with Call Tracking Numbers and the following message shall be played to Advertisers when the Advertiser picks up a call but before the Advertiser is connected to the caller: “Leads brought to you by AT&T Interactive.” ***

5. Additional Call Tracking Numbers for Save Program and Enhanced Program. The parties desire to amend the Business Rules applicable to the Save Program and the Enhanced Program established under CRS1. In lieu of mutually executing an additional Change Rule Sheet, the parties hereby agree that, at the request of ATTi, Marchex Local shall provide and implement, under the terms of the Save Program or the Enhanced Program, more than one Call Tracking Number for particular Advertisers specified by ATTi. *** For the avoidance of any doubt: (a) the foregoing change to the Business Rules hereby expressly supersedes the terms of subsection (iii) of the third paragraph of the Additional Notes: Pricing section of CRS1; and (b) the only business unit to which such change applies is ATTi.

[***] Certain information in this agreement has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been granted with respect to the omitted portions.

6. Revised Economics. Effective as of the Transition Start Date (as defined in the Master Amendment No. 1), Schedule 1 to Project Addendum No. 1 is deleted in its entirety. Furthermore, Section I.i. (Economics) of Project Addendum No. 1 and Section 3 of Amendment No. 1 are each deleted in their entirety and replaced with the following:

“Economics. *** Marchex Local will spend the Budget Package amounts in accordance with the Business Rules and the applicable Search Engine pricing, subject to the provisions of Section 4.2 of the Agreement. During the PA Term, YPC will pay Marchex Local the following fees applicable to Budget Packages:

•	Applicable Fees. Those fees and expenses for Budget Packages set forth in Exhibit B to the Agreement.

•	***

•	***

The foregoing states the total fees and charges payable to Marchex Local with respect to the Budget Packages.

7. PA Term Renewal. Section I.h of the Project Addendum shall be and hereby is deleted in its entirety and replaced with the following language:

“Term. This Project Addendum shall be effective on the Addendum Effective Date and continue in effect until the termination or expiration of the Agreement (the “PA Term”). After the end of the PA Term, upon mutual agreement of the Parties, Marchex Local shall continue to provide all Services for any and all Budget Packages (including Six-Month Packages) issued by YPC prior to the end of the PA Term until the expiration or termination of the Advertiser Terms related to such Budget Packages, but in no event later than twelve (12) months following the end of the PA Term. The preceding sentence along with other Sections hereof, including portions of Exhibit A, as amended herein, that should reasonably survive termination, shall survive any expiration or termination of this Project Addendum for any reason.”

8. ***

[***] Certain information in this agreement has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been granted with respect to the omitted portions.

9. Miscellaneous. Other than the specific terms and conditions expressly referenced above, this Amendment No. 2 shall not be construed to modify any term or condition of the Agreement or the Project Addendum, which will all otherwise remain unchanged and in full force and effect. This Amendment No. 2 may be executed in several counterparts, each of which will be deemed to be an original, and all of which, when taken together, shall constitute one and the same instrument. A signature received via facsimile or via email shall be as legally binding for all purposes as an original signature.

MDNH, INC.		YELLOWPAGES.COM LLC
d/b/a AT&T Interactive

By:	/s/ Brendhan Hight	By:	/s/ David Krantz
Name:	Brendhan Hight	Name:	David Krantz
Title:	President	Title:	President and CEO

[***] Certain information in this agreement has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been granted with respect to the omitted portions.

Attachment 1

***

[***] Certain information in this agreement has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been granted with respect to the omitted portions.